Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss - USD ($)	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Revenues	$ 2,500	$ 2,500
Operating expenses:
Research and development expenses	1,514,463	1,169,441
General and administrative expenses	944,602	1,182,054
Total operating expenses	2,459,065	2,351,495
Operating loss	(2,456,565)	(2,348,995)
Other income (expense):
Interest income	29,000	17,749
Interest expense	(2,017)	(1,920)
Change in fair value of derivative instruments	(340,115)	190,219
Other income (expense)	(344,295)	(4,021)
Total other income (expense)	(657,427)	202,027
Net loss	$ (3,113,992)	$ (2,146,968)
Net loss per share - basic and diluted (in dollars per share)	$ (3.42)	$ (2.84)
Weighted average common shares outstanding - basic (in shares)	910,821	755,847
Comprehensive loss:
Net loss	$ (3,113,992)	$ (2,146,968)
Foreign currency translation adjustment	(1,743)	115
Comprehensive loss	$ (3,115,735)	$ (2,146,853)